Exhibit 21.1

SUBSIDIARIES OF THE COMPANY
February 1, 2012
Ownership
________________________________________________________________________________________________________
ALABAMA
SCI Funeral Services, LLC (Iowa LLC) Alabama subsidiary
SCI Alabama Funeral Services, LLC ------------------------------------------------------------------ 100%
Alderwoods Group, LLC (DE LLC) Alabama subsidiary
Advanced Planning (Alabama), Inc. ------------------------------------------------------------------- 100%

ALASKA
SCI Funeral Services, LLC (Iowa LLC) Alaska subsidiary
SCI Alaska Funeral Services, Inc. ----------------------------------------------------------------------100%
Alderwoods Group, LLC (DE LLC) Alaska subsidiary
Alderwoods (Alaska), Inc.--------------------------------------------------------------------------------100%

ARIZONA
SCI Funeral Services, LLC (Iowa LLC) Arizona subsidiary
SCI Arizona Funeral Services, Inc.----------------------------------------------------------------------100%
Alderwoods Group, LLC (DE LLC) Arizona subsidiary
Alderwoods (Arizona), Inc. ------------------------------------------------------------------------------ 55%
Osiris Holding Corporation (DE Corp) Arizona subsidiary
Alderwoods (Arizona), Inc. ------------------------------------------------------------------- 45%
Phoenix Memorial Park Association --------------------------------------------------------100%
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone America, Inc. (DE Corp) Arizona subsidiary
Gila Mountain Development Co., Inc. -------------------------------------------100%

ARKANSAS
SCI Funeral Services, LLC (Iowa LLC) Arkansas subsidiary
SCI Arkansas Funeral Services, Inc. -------------------------------------------------------------------100%
Alderwoods Group, LLC (DE LLC) Arkansas subsidiary
Alderwoods (Arkansas), Inc. ----------------------------------------------------------------------------100%

CALIFORNIA
SCI Funeral Services, LLC (Iowa LLC) California subsidiaries
        SCI California Funeral Services, Inc. ------------------------------------------------------------------100%
Mount Vernon Memorial Park ----------------------------------------------------------------100%
SCI Special, Inc. (DE Corp)
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P.—(DE LP) California subsidiary
SCI Western Market Support Center, Inc. ----------------------------------------100%
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
The Neptune Society, Inc. (FL Corp) California subsidiaries
Alameda Cremations, Inc. -----------------------------------------------100%
Neptune Society of America, Inc.---------------------------------------100%
Heritage Alternatives, Inc. ------------------------------------100%
Neptune Management Corp.----------------------------------100%
Trident Society of America, Inc.----------------------------------------100%

Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) California subsidiaries
Cooley & Riolo Mortuary, Inc.-------------------------------100%
Thompson Funeral Home, Inc.-------------------------------100%
WFG-Fuller Funerals, Inc.------------------------------------100%
Wilson-Bannon Mortuary, Inc.-------------------------------100%
Wilson Camellia Memorial Lawn, Inc.----------------------100%
Alderwoods Group, LLC (DE LLC) California subsidiaries
Alderwoods Group (California), Inc.-------------------------------------------------------------------100%
Advance Funeral Insurance Services --------------------------------------------------------100%
Alderwoods (Texas), Inc.---------------------------------------------------------------------------------100%
Directors Succession Planning, Inc.---------------------------------------------------------------------100%
Directors Succession Planning II, Inc.-------------------------------------------------------100%
Earthman Holdings, Inc. (TX Corp) California subsidiary
Earthman LP, Inc.-------------------------------------------------------------------------------100%
Rose Hills Holdings Corp. (DE Corp)
Rose Hills Company (DE Corp) California subsidiary
RH Mortuary Corporation----------------------------------------------------------100%
RH Cemetery Corp. (DE Corp) California subsidiary
Workman Mill Investment Company-----------------------------------100%
DSP General Partner, Inc. (TX Corp) California subsidiary
DSP General Partner II, Inc.-------------------------------------------------------------------100%
S & H Properties and Enterprises, Inc. (WA Corp) California subsidiaries
Universal Memorial Centers V, Inc.----------------------------------------------------------100%
Universal Memorial Centers VI, Inc. --------------------------------------------------------100%

COLORADO
SCI Funeral Services, LLC (Iowa LLC) Colorado subsidiary
SCI Colorado Funeral Services, Inc.--------------------------------------------------------------------100%
Alderwoods Group, LLC (DE LLC) Colorado subsidiary
Alderwoods (Colorado), Inc.-----------------------------------------------------------------------------100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
The Neptune Society, Inc. (FL Corp)
Neptune Society of America, Inc. (CA Corp)
Neptune Management Corp. (CA Corp) Colorado sub
Neptune Cremations of Colorado, Inc.-----------100%

CONNECTICUT
SCI Funeral Services, LLC (Iowa LLC) Connecticut subsidiary
SCI Connecticut Funeral Services, LLC---------------------------------------------------------------100%
Alderwoods Group, LLC (DE LLC) Connecticut subsidiary
Alderwoods (Connecticut), Inc.-------------------------------------------------------------------------51.8%
Alderwoods (New York), LLC (NY LLC)Connecticut subsidiary
Alderwoods (Connecticut), Inc.--------------------------------------------------------------48.2%

DELAWARE
Christian Funeral Services, Inc.------------------------------------------------------------------------------------100%
SCI Funeral Services, LLC (Iowa LLC)
Affiliated Family Funeral Service, Inc. (MA Corp) Delaware subsidiaries
ECI-Rapino Memorial Home, Inc.------------------------------------------------------------ 49%
ECI Services of Maine, Inc.------------------------------------------------------------------------------100%
ECI Services of New Hampshire, Inc.------------------------------------------------------------------100%

LHT Consulting Group, LLC----------------------------------------------------------------------------100%
MCH Wilson, Inc.-----------------------------------------------------------------------------------------100%
Memorial Guardian Plans, Inc.--------------------------------------------------------------------------100%
SCI California Funeral Services, Inc. (CA Corp) Delaware subsidiaries
California Cemetery and Funeral Services, LLC--------------------------------------------- 5%
ECI Capital Corporation--------------------------------------------------------------------------------100%
California Cemetery and Funeral Services, LLC-------------------------------------------- 95%
SCI Georgia Funeral Services, Inc.--------------------------------------------------------------------- 100%
SCI Services (Alabama), Inc.----------------------------------------------------------------- 100%
SCI Indiana Funeral Services, Inc. ---------------------------------------------------------------------100%
SCI Iowa Funeral Services, Inc. (IA Corp) Delaware subsidiary
SCI Iowa Finance Company ------------------------------------------------------------------100%
SCI Maryland Funeral Services, Inc. (MD Corp) Delaware subsidiary
ECI Cemetery Services of Maryland, LLC -------------------------------------------------100%
SCI Pennsylvania Funeral Services, Inc.(PA Corp)Delaware subsidiary
Saul-Gabauer Funeral Home, Inc. -----------------------------------------------------------100%
SCI Texas Funeral Services, Inc. -----------------------------------------------------------------------100%
CemCare, Inc. ----------------------------------------------------------------------------------100%
PSI Funding, Inc.-------------------------------------------------------------------------------100%
SCI Virginia Funeral Services, Inc. (VA Corp) Delaware subsidiary
SCI Loan Services, LLC ----------------------------------------------------------------------100%
Trust Advisors, Inc. ---------------------------------------------------------------------------------------100%
Salvatore Air Transportation Corp. --------------------------------------------------------------------------------100%
OFTC, Inc. ------------------------------------------------------------------------------------------------------------100%
SCI Financial Services, Inc. ----------------------------------------------------------------------------------------100%
Making Everlasting Memories, L.L.C. ----------------------------------------------------------------- 80%
SCI Investment Services, Inc. ---------------------------------------------------------------------------100%
SCI International, LLC ----------------------------------------------------------------------------------------------100%
SCI Cerberus, LLC -------------------------------------------------------------------------------------- 100%
Service Corporation International (Canada) ULC (BC ULC) DE subsidiary
SCI Funeral & Cemetery Purchasing Cooperative, Inc. -------------------------------------------- 25%
SCI Special, Inc. ---------------------------------------------------------------------------------------------------- 100%
SCI Administrative Services, LLC- General Partner of ---------------------------------------------100%
SCI Management L.P. ---------------------------------- ---------------------------------------- 1%
Remembrance Memorial Traditions, LLC- Limited Partner of -------------------------------------100%
SCI Management L.P. -------------------------------------------------------------------------- 99%
Dignity Memorial Network, Inc. --------------------------------------------------100%
SCI Western Market Support Center, Inc. (CA Corp)
SCI Funeral & Cemetery Purchasing Cooperative, Inc. -------------------- 25%
SCI EOps HQ, Inc. (NY Corp)
SCI Eastern Market Support Center, L.P. (TX LP)                 SCI Funeral & Cemetery Purchasing Cooperative,Inc. -------------------------------- 25%
SCI Houston Hub, Inc. (TX Corp)
SCI Houston Market Support Center, L.P. (TX LP)
    SCI Funeral & Cemetery Purchasing Cooperative, Inc. ----------25%
SCI Capital Corporation --------------------------------------------------------------------------------- 100%
Piney Grove, LLC ----------------------------------------------------------------------------- 100%
Stormy Sky, LLC ------------------------------------------------------------------------------ 100%
SCI Capital Holdings, Inc. ------------------------------------------------------------------ 100%
Wilson Financial Group, Inc. ----------------------------------------------------- 53.3%
Amistad Corporation ---------------------------------------------------- 100%
Wilson Holdings, Inc. (TX Corp) Delaware subsidiary
M.J. Edwards Hillside Chapel, Inc. ------------------------ 100%
Alderwoods Group, LLC ------------------------------------------------------------------------------------------ 100%

Alderwoods (Mississippi), Inc.--------------------------------------------------------------------------100%
American Burial and Cremation Centers, Inc. --------------------------------------------------------100%
H. P. Brandt Funeral Home, Inc. ----------------------------------------------------------------------- 100%
Osiris Holding Corporation ----------------------------------------------------------------------------- 100%
Rose Hills Holdings Corp. ------------------------------------------------------------------------------ 100%
Rose Hills Company----------------------------------------------------------------------------100%
RH Cemetery Corp. ---------------------------------------------------------------- 100%
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone Advance Planning, Inc. ----------------------------------------------------------- 100%
Keystone America, Inc. ----------------------------------------------------------------------- 100%
Keystone Indiana, Inc. ------------------------------------------------------------- 100%
Keystone Kentucky, Inc. ------------------------------------------------------------ 99%
Keystone Michigan, Inc. ----------------------------------------------------------- 100%
Healy-Hahn Funeral Properties, Inc. --------------------------------------------- 100%
HHFP, Inc. --------------------------------------------------------------------------- 100%

DISTRICT OF COLUMBIA
SCI Funeral Services, LLC (Iowa LLC) DC subsidiaries
Joseph Gawler’s Sons, LLC ------------------------------------------------------------------------------ 99%
Witzke Funeral Homes, Inc. ---------------------------------------------------------------------------- 100%

FLORIDA
SCI Funeral Services, LLC (Iowa LLC) Florida subsidiary
SCI Funeral Services of Florida, Inc. ------------------------------------------------------------------- 99%
Florida Marker, LLC -------------------------------------------------------------------------- 100%
Oaklawn Cemetery Association ------------------------------------------------------------- 100%
WPALM, Inc. ---------------------------------------------------------------------------------- 100%
Alderwoods Group, LLC (DE LLC)
Alderwoods (Minnesota), Inc. (MN Corp) Florida subsidiary
SCI Funeral Services of Florida, Inc. ---------------------------------------------------------- 1%
Osiris Holding Corporation (DE Corp) Florida subsidiary
Osiris Holding of Florida, Inc. --------------------------------------------------------------- 100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp) Florida subsidiary
The Neptune Society, Inc. ----------------------------------------------------------- 70%
Neptune Insurance Agency, Inc. --------------------------------------- 100%
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Florida subsidiaries
A.B. Coleman Mortuary, Inc.-------------------------------- 100%
Holmes Funeral Directors, Inc. ----------------------------- 100%

GEORGIA
Alderwoods Group, LLC (DE LLC) Georgia subsidiary
Alderwoods (Georgia), Inc. ----------------------------------------------------------------------------- 100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Georgia subsidiary
College Park Cemetery, Inc. --------------------------------- 100%
Crest Lawn Memorial Park, Inc. ---------------------------- 100%
Forest Lawn Memorial Gardens, Inc. ---------------------- 100%

Kennedy Memorial Gardens, Inc. -------------------------- 100%
Sherwood Memorial Park & Mausoleum, Inc. ------------ 100%

HAWAII
SCI Funeral Services, LLC (Iowa LLC) Hawaii subsidiaries
Hawaiian Memorial Life Plan, Ltd. --------------------------------------------------------------------100%

IDAHO
Alderwoods Group, LLC (DE LLC) Idaho subsidiary
Alderwoods (Idaho), Inc. --------------------------------------------------------------------------------100%

ILLINOIS
SCI Funeral Services, LLC (Iowa LLC) Illinois subsidiary
SCI Illinois Services, Inc. --------------------------------------------------------------------------------100%
Lake View Memorial Gardens, Inc. --------------------------------------------------------- 100%
SCI Funeral Services of Florida, Inc. (FL Corp), Illinois subsidiary
Alderwoods (Chicago North), Inc. ------------------------------------------------------------56%
Alderwoods Group, LLC (DE LLC) Illinois subsidiaries
Alderwoods (Illinois), Inc. -------------------------------------------------------------------------------100%
Alderwoods (Chicago Central), Inc. --------------------------------------------------------- 71%
Woodlawn Memorial Park, Inc. ---------------------------------------------------100%
Chicago Cemetery Corporation --------------------------------------------------------------100%
Mount Auburn Memorial Park, Inc. ---------------------------------------------------------100%
Alderwoods (Chicago North), Inc. ------------------------------------------------------------- 1%
Alderwoods (Chicago North), Inc. ---------------------------------------------------------------------- 43%
Osiris Holding Corporation (DE Corp) Illinois subsidiary
Alderwoods (Chicago Central), Inc. ----------------------------------------------------------29%
Elmwood Acquisition Corporation ----------------------------------------------------------100%
Oakwoods Cemetery Association ------------------------------------------------------------100%
Pineview Memorial Park, Inc. ---------------------------------------------------------------------------100%
Ridgewood Cemetery Company, Inc. ------------------------------------------------------------------100%
Ruzich Funeral Home, Inc. ------------------------------------------------------------------------------100%
Woodlawn Cemetery of Chicago, Inc. -----------------------------------------------------------------100%

INDIANA
Alderwoods Group, LLC (DE LLC) Indiana subsidiaries
Advance Planning of America, Inc. --------------------------------------------------------------------100%
Alderwoods (Indiana), Inc. -----------------------------------------------------------------------------88.5%
Alderwoods (Tennessee), LLC (TN LLC) Indiana subsidiary
Alderwoods (Indiana), Inc. -------------------------------------------------------------------11.5%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Indiana subsidiary
WFG-Williams & Bluitt Funeral Home, Inc. --------------100%

IOWA
SCI Funeral Services, LLC -----------------------------------------------------------------------------------------100%
        SCI Iowa Funeral Services, Inc. ------------------------------------------------------------------------ 100%

KANSAS
SCI Funeral Services, LLC (Iowa LLC) Kansas subsidiary
SCI Kansas Funeral Services, Inc. ----------------------------------------------------------------------100%

Alderwoods Group, LLC (DE LLC) Kansas subsidiary
Alderwoods (Kansas), Inc. ------------------------------------------------------------------------------ 100%

KENTUCKY
SCI Funeral Services, LLC (Iowa LLC) Kentucky subsidiary
SCI Kentucky Funeral Services, Inc. --------------------------------------------------------------------99%
Alderwoods Group, LLC (DE LLC) Kentucky subsidiaries
Alderwoods (Partner), Inc. ------------------------------------------------------------------------------ 100%

LOUISIANA
SCI Funeral Services, LLC (Iowa LLC) Louisiana subsidiary
SCI Louisiana Funeral Services, Inc. ------------------------------------------------------------------ 100%
MARYLAND
SCI Funeral Services, LLC (Iowa LLC) Maryland subsidiaries
SCI Maryland Funeral Services, Inc. -------------------------------------------------------------------100%
BAMFH, Inc. -----------------------------------------------------------------------------------100%
Burgee-Henss-Seitz Funeral Home, Inc. ----------------------------------------------------100%
Charles S. Zeiler & Son, Inc. -----------------------------------------------------------------100%
Danzansky-Goldberg Memorial Chapels, Inc. ---------------------------------------------100%
Edward Sagel Funeral Direction, Inc. -------------------------------------------------------100%
Fleck Funeral Home, Inc. ---------------------------------------------------------------------100%
Gary L. Kaufman Funeral Home at
Meadowridge Memorial Park, Inc. ----------------------------------------------- 100%
Gary L. Kaufman Funeral Home Southwest, Inc. -----------------------------------------100%
George Washington Cemetery Company, LLC --------------------------------------------100%    Lemmon Funeral Home of Dulaney Valley, Inc. -----------------------------------------------------100%
Loring Byers Funeral Directors, Inc. --------------------------------------------------------100%
Miller-Dippel Funeral Home, Inc. -----------------------------------------------------------100%
Moran-Ashton Funeral Home, Inc. ----------------------------------------------------------100%
National Cremation Service, Inc. ------------------------------------------------------------100%
Sterling-Ashton-Schwab Funeral Home, Inc. ----------------------------------------------100%
Sterling-Ashton-Schwab-Witzke Funeral Home
of Catonsville, Inc. ---------------------------------------------------------------------------100%
Alderwoods Group, LLC (DE LLC) Maryland subsidiary
Alderwoods (Maryland), Inc. --------------------------------------------------------------------------- 100%
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone America, Inc. (DE Corp) Maryland subsidiaries
Schimunek Funeral Home, Inc. ---------------------------------------------------100%
The Schimunek Funeral Home of Bel Air, Inc. ----------------------100%

MASSACHUSETTS
SCI Funeral Services, LLC (Iowa LLC) Massachusetts subsidiaries
Affiliated Family Funeral Service, Inc. ----------------------------------------------------------------100%
AFFS Boston, Inc. ------------------------------------------------------------------------------ 10%
AFFS Brookline, Inc. --------------------------------------------------------------------------- 25%
AFFS North, Inc. -------------------------------------------------------------------------------- 42%
AFFS Norwood, Inc. --------------------------------------------------------------------------- 45%
AFFS Quincy, Inc. ------------------------------------------------------------------------------ 11%
AFFS Southcoast East, Inc. ------------------------------------------------------------------- 22%
AFFS Southcoast West, Inc. ------------------------------------------------------------------- 11%
AFFS West, Inc. --------------------------------------------------------------------------------- 37%
Perlman Funeral Home, Inc. -------------------------------------------------------------------30%
Stanetsky Memorial Chapels, Inc. ------------------------------------------------------------ 33%

Sullivan Funeral Homes, Inc. ------------------------------------------------------------------12%
Alderwoods Group, LLC (DE LLC) Massachusetts subsidiaries
Cuffe-McGinn Funeral Home, Inc. ---------------------------------------------------------------------- 39%
Doane Beal & Ames, Inc. --------------------------------------------------------------------------------- 36%
Ernest A. Richardson Funeral Home, Inc. -------------------------------------------------------------- 49%
Gaffey Funeral Home, Inc. ------------------------------------------------------------------------------- 49%
Alderwoods (Massachusetts), Inc. ----------------------------------------------------------------------100%
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone America, Inc. (DE Corp) Mass. subsidiary
Nickerson-Bourne Funeral Homes, Inc. ------------------------------------------ 49%

MICHIGAN
SCI Funeral Services, LLC (Iowa LLC) Michigan subsidiary
SCI Michigan Funeral Services, Inc. -------------------------------------------------------------------100%
Alderwoods Group, LLC (DE LLC) Michigan subsidiary
Alderwoods (Michigan), Inc. ----------------------------------------------------------------------------100%
Alderwoods (Virginia), Inc. (VA Corp) Michigan subsidiaries
AMG, Inc. ---------------------------------------------------------------------------------------100%
WMP, Inc. ---------------------------------------------------------------------------------------100%

MINNESOTA
SCI Funeral Services, LLC (Iowa LLC) Minnesota subsidiaries
SCI Minnesota Funeral Services, Inc. ------------------------------------------------------------------100%
Alderwoods Group, LLC (DE LLC) Minnesota subsidiary
Alderwoods (Minnesota), Inc. --------------------------------------------------------------------------100%

MISSISSIPPI
SCI Funeral Services, LLC (Iowa LLC) Mississippi subsidiary
SCI Mississippi Funeral Services, Inc. -----------------------------------------------------------------100%
Alderwoods Group, LLC (DE LLC) Mississippi subsidiaries
Family Care, Inc. ------------------------------------------------------------------------------------------100%
Alderwoods (Mississippi), Inc. (DE Corp) Mississippi subsidiaries
Stephens Burial Association, Inc. ------------------------------------------------------------100%
Stephens Funeral Benefit Association, Inc. -------------------------------------------------100%
Stephens Funeral Fund, Inc. ------------------------------------------------------------------100%

MISSOURI
SCI Funeral Services, LLC (Iowa LLC) Missouri subsidiaries
SCI Missouri Funeral Services, Inc. --------------------------------------------------------------------100%
Memorial Guardian Plans, Inc. ---------------------------------------------------------------100%
Alderwoods Group, LLC (DE LLC) Missouri subsidiary
Alderwoods (Missouri), Inc. ----------------------------------------------------------------------------100%

MONTANA
Alderwoods Group, LLC (DE LLC) Montana subsidiary
Alderwoods (Montana), Inc. ----------------------------------------------------------------------------100%

NEBRASKA
SCI Funeral Services, LLC (Iowa LLC) Nebraska subsidiary
SCI Nebraska Funeral Services, Inc. -------------------------------------------------------------------100%

NEVADA

Alderwoods Group, LLC (DE LLC) Nevada subsidiary
Alderwoods (Nevada), Inc. ------------------------------------------------------------------------------100%
Knauss Enterprises Limited Liability Company -------------------------------------------100%
Palm Mortuary, Inc. ----------------------------------------------------------------------------100%

NEW HAMPSHIRE
Alderwoods Group, LLC (DE LLC) New Hampshire subsidiaries
McHugh Funeral Home, Inc. ----------------------------------------------------------------------------100%
Robert Douglas Goundrey Funeral Home, Inc. -------------------------------------------------------100%
St. Laurent Funeral Home, Inc. -------------------------------------------------------------------------100%
Alderwoods (Massachusetts), Inc. – New Hampshire subsidiary
ZS Acquisition, Inc. ----------------------------------------------------------------------------100%

NEW JERSEY
SCI Funeral Services, LLC (Iowa LLC) New Jersey subsidiaries
SCI New Jersey Funeral Services, Inc. ----------------------------------------------------------------100%
Garden State Crematory, Inc. -----------------------------------------------------------------100%
Wien & Wien, Inc. -----------------------------------------------------------------------------100%
SCI International, LLC (DE Corp)
SCI Cerberus, LLC (DE Corp)
Keystone America, Inc. (DE Corp) New Jersey subsidiary
Zarro Funeral Home ----------------------------------------------------------------100%

NEW MEXICO
SCI Funeral Services, LLC (Iowa LLC) New Mexico subsidiary
SCI New Mexico Funeral Services, Inc. ---------------------------------------------------------------100%
Alderwoods Group, LLC (DE LLC) New Mexico subsidiary
Alderwoods (New Mexico), Inc. ------------------------------------------------------------------------100%

NEW YORK
SCI Funeral Services, LLC (Iowa LLC) New York subsidiaries
SCI Funeral Services of New York, Inc. ---------------------------------------------------------------100%
Alderwoods (New York), LLC ---------------------------------------------------------------100%
Chas. Peter Nagel, LLC -----------------------------------------------------------------------100%
I. J. Morris, LLC -------------------------------------------------------------------------------100%
New York Funeral Chapels, LLC ------------------------------------------------------------100%
New York Marker, LLC -----------------------------------------------------------------------100%
Thomas M. Quinn & Sons, LLC -------------------------------------------------------------100%
SCI Special, Inc. (DE Corp)
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P.—(DE LP) New York subsidiary
SCI EOps HQ, Inc. ------------------------------------------------------------------100%

NORTH CAROLINA
SCI Funeral Services, LLC (Iowa LLC) North Carolina subsidiary
SCI North Carolina Funeral Services, LLC -----------------------------------------------------------100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) N. Carolina subsidiary
Hamilton Funeral Chapel, Inc. -------------------------------100%
Alderwoods Group, LLC (DE LLC) North Carolina subsidiaries
Alderwoods (North Carolina), Inc. --------------------------------------------------------------------48.8%

Westminster Gardens, Inc. --------------------------------------------------------------------100%
Carothers Holding Company, LLC ---------------------------------------------------------------------100%
Alderwoods (North Carolina), Inc. -----------------------------------------------------------0.7%
MFH, L.L.C. ------------------------------------------------------------------------------------100%
Lineberry Group, Inc. ------------------------------------------------------------------------------------100%
Alderwoods (North Carolina), Inc. -----------------------------------------------------------0.5%
Alderwoods (Georgia), Inc. (GA Corp) North Carolina subsidiary
Reeves, Inc. -------------------------------------------------------------------------------------100%

OHIO
SCI Funeral Services, LLC (Iowa LLC) Ohio subsidiaries
SCI Ohio Funeral Services, Inc. ------------------------------------------------------------------------100%
The Knollwood Cemetery Company --------------------------------------------------------100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Ohio subsidiary
Dale Funeral Home, Inc. -------------------------------------- 90%
Alderwoods Group, LLC (DE LLC) Ohio subsidiaries
Alderwoods (Ohio) Cemetery Management, Inc. ----------------------------------------------------100%
Alderwoods (Ohio) Funeral Home, Inc. ---------------------------------------------------------------100%
Bennett-Emmert-Szakovits Funeral Home, Inc. ------------------------------------------------------100%

OKLAHOMA
SCI Funeral Services, LLC (Iowa LLC) Oklahoma subsidiaries
SCI Oklahoma Funeral Services, Inc. ------------------------------------------------------------------100%
Memorial Gardens Association --------------------------------------------------------------100%
Rose Hill Burial Park, a Trust ----------------------------------------------------------------- 90%
Sunset Memorial Park Cemetery Trust ------------------------------------------------------100%
Memorial Park Association, a Trust Estate -------------------------------------------------100%
Sunny Lane Cemetery, a Property Trust ----------------------------------------------------100%
Alderwoods Group, LLC (DE LLC) Oklahoma subsidiary
Alderwoods (Oklahoma), Inc. ---------------------------------------------------------------------------100%

OREGON
SCI Funeral Services, LLC (Iowa LLC) Oregon subsidiaries
SCI Oregon Funeral Services, Inc. ---------------------------------------------------------------------100%
Uniservice Corporation ------------------------------------------------------------------------100%
Alderwoods Group, LLC (DE LLC) Oregon subsidiaries
Alderwoods (Oregon), Inc. ------------------------------------------------------------------------------100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
The Neptune Society, Inc. (FL Corp)
Neptune Society of America, Inc. (CA Corp)
Neptune Management Corp. (CA Corp)Oregon sub
Wilhelm Mortuary, Inc. ----------------------------100%

PENNSYLVANIA
SCI Funeral Services, LLC (Iowa LLC) Pennsylvania subsidiaries
SCI Pennsylvania Funeral Services, Inc. --------------------------------------------------------------100%

Auman Funeral Home, Inc. -------------------------------------------------------------------100%
Ed Melenyzer Co. ------------------------------------------------------------------------------100%
Funeral Service Pennsylvania, LLC ---------------------------------------------------------100%
Laughlin Funeral Home, Ltd. ------------------------------------------------------100%
Robert L. Hendricks Funeral Home, Inc. ---------------------------------------- 100%
Rohland Funeral Home -------------------------------------------------------------100%
    Harold B. Mulligan Co., Inc. -----------------------------------------------------------------100%
Theo. C. Auman, Inc. --------------------------------------------------------------------------100%
Auman's, Inc. ------------------------------------------------------------------------ 100%
Francis F. Seidel, Inc. ---------------------------------------------------------------100%
Memorial Guardian Plans, Inc.(DE Corp) Pennsylvania subsidiary
Ensure Agency of Pennsylvania, Inc. ------------------------------------------------------- 100%
Alderwoods Group, LLC (DE LLC) Pennsylvania subsidiaries
Bright Undertaking Company ---------------------------------------------------------------------------100%
H. Samson, Inc. ------------------------------------------------------------------------------------------- 100%
Knee Funeral Home of Wilkinsburg, Inc. ------------------------------------------------------------- 100%
Nineteen Thirty-Five Holdings, Inc. ------------------------------------------------------------------- 100%
Osiris Holding Corporation (DE Corp) Pennsylvania subsidiary
Oak Woods Management Company ---------------------------------------------------------100%
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone America, Inc. (DE Corp) Pennsylvania subsidiary
Behm Funeral Properties, Inc. ---------------------------------------------------- 100%

RHODE ISLAND
SCI Funeral Services, LLC (Iowa LLC) Rhode Island subsidiary
SCI Rhode Island Funeral Services, LLC ------------------------------------------------------------- 100%

SOUTH CAROLINA
SCI Funeral Services, LLC (Iowa Corp) South Carolina subsidiary
SCI South Carolina Funeral Services, Inc. ----------------------------------------------------------- 100%
Alderwoods Group, LLC (DE LLC) South Carolina subsidiaries
Alderwoods (South Carolina), Inc. ---------------------------------------------------------------------- 44%
Carothers Holding Company, LLC (NC LLC) North Carolina subsidiary
Alderwoods (South Carolina), Inc. ----------------------------------------------------------- 56%
Alderwoods (Georgia), Inc. (GA Corp) North Carolina subsidiary
Graceland Cemetery Development Co. -----------------------------------------------------100%

TENNESSEE
SCI Funeral Services, LLC (Iowa LLC) Tennessee subsidiaries
SCI Tennessee Funeral Services, LLC ---------------------------------------------------------------- 100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
Wilson Financial Group, Inc. (DE Corp) Tennessee subsidiary
Southern Funeral Home, Inc. ------------------------------------------- 100%
Amistad Corporation (DE Corp) Tennessee subsidiary
Franklin-Strickland Funeral Home, Inc. ------------------- 100%
Wilson Holdings, Inc. (TX Corp) Tennessee subsidiaries
M. J. Edwards & Sons Funeral Home, Inc. ---------------- 100%
M. J. Edwards-Whitehaven Funeral Chapel, Inc. --------- 100%
Alderwoods Group, LLC (DE LLC) Tennessee subsidiaries
Alderwoods (Tennessee), LLC ------------------------------------------------------------------------- 100%
Eagle Financial Associates, Inc. ------------------------------------------------------------------------ 100%

TEXAS
SCI Funeral Services, LLC (Iowa LLC) Texas subsidiaries
TMJ Land, Inc. ------------------------------------------------------------------------------------------- 100%
SCI Texas Funeral Services, Inc. (DE Corp) Texas subsidiaries
FHC Realty, Inc. ------------------------------------------------------------------------------- 100%
WFG Liquidation Corporation ---------------------------------------------------------------100%
Pioneer Funeral Plans, Inc. -------------------------------------------------------------------100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp) Texas subsidiary
SCI Capital Holdings, Inc. (DE Corp)
Wilson Financial Group, Inc. (DE Corp) Texas subsidiary
Wilson Holdings, Inc. --------------------------------------------------- 100%
Carl Barnes Funeral Home, Inc. ---------------------------- 100%
Cedar Crest Funeral Home, Inc. ---------------------------- 100%
Fuller-Sheffield Funeral Services, Inc. --------------------- 100%
Lincoln Funeral Home, Inc. --------------------------------- 100%
Mainland Funeral Home, Inc. ------------------------------- 100%
Morris-Bates Funeral Home, Inc. --------------------------- 100%
Paradise Funeral Home, Inc. -------------------------------- 100%
Paradise Investment Corporation --------------------------- 100%
Paradise Cemetery South, Inc. ------------------- 100%
Warford-Walker Mortuary, Inc. ----------------------------- 100%
WFG-Cristo Rey Funeral Home, Inc. ---------------------- 100%
WFG-Lockwood Funeral Home, Inc. ---------------------- 100%
WFG-Nat Clark, Inc. ----------------------------------------- 100%
WFG-Gregory Spencer Funeral Home, Inc. -------------- 100%
Wilson-Lincoln Cemetery, Inc. ----------------------------- 100%
Carver Memorial Park, Inc. ----------------------- 100%
Lincoln Memorial Park ---------------------------- 100%
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P. (DE LP)- Texas subsidiaries - Limited Partner of
SCI Eastern Market Support Center, L.P. ----------------------------------------- 99%
SCI Houston Market Support Center, L.P. ---------------------------------------- 99%
SCI Management L.P. (DE LP) Texas subsidiaries
SCI EOps HQ, Inc. (NY Corp) – General Partner of
SCI Eastern Market Support Center, L.P. --------------------------------1%
SCI Houston Hub, Inc.-General Partner of -------------------------------------100%
SCI Houston Market Support Center, L.P. ------------------------------ 1%
Alderwoods Group, LLC (DE LLC) Texas subsidiaries
DSP General Partner, Inc. ------------------------------------------------------------------------------- 100%
Dunwood Cemetery Service Company ----------------------------------------------------------------- 80%
Earthman Holdings, Inc. -------------------------------------------------------------------------------- 100%
Alderwoods (Texas), Inc. (CA Corp) Texas subsidiary
Funeral Service, Inc. -------------------------------------------------------------------------- 100%
Alderwoods (Georgia), Inc. (GA Corp) Texas subsidiary
Waco Memorial Park, Inc. ------------------------------------------------------------------- 100%

UTAH
SCI Funeral Services, LLC (Iowa LLC) Utah subsidiaries
SCI Utah Funeral Services, Inc. ------------------------------------------------------------------------ 100%
Evans & Early Mortuary, LLC ---------------------------------------------------------------100%
Wasatch Land and Improvement Company ------------------------------------------------ 100%

VERMONT
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone America, Inc. (DE Corp) Vermont subsidiary
Ker-Westerlund Funeral Home, Inc. --------------------------------------------- 100%

VIRGINIA
SCI Funeral Services, LLC (Iowa LLC) Virginia subsidiary
SCI Virginia Funeral Services, Inc. -------------------------------------------------------------------- 100%
Memorial Guardian Plans, Inc. (DE Corp) Virginia subsidiary
Sentinel Security Plans, Inc. ----------------------------------------------------------------- 100%
Alderwoods Group, LLC (DE LLC) Virginia subsidiary
Alderwoods (Virginia), Inc. ---------------------------------------------------------------------------- 52.9%
Carothers Holding Company, LLC (NC LLC) Virginia subsidiary
Alderwoods (Virginia), Inc. ------------------------------------------------------------------- 0.5%
Lineberry Group, Inc. (NC Corp) Virginia subsidiary
Alderwoods (Virginia), Inc. ----------------------------------------------------------------- 46.6%

WASHINGTON
SCI Funeral Services, LLC (Iowa LLC) Washington subsidiary
SCI Washington Funeral Services, Inc. --------------------------------------------------------------- 100%
Alderwoods Group, LLC (DE LLC) Washington subsidiaries
Alderwoods (Washington), Inc. ------------------------------------------------------------------------ 100%
S & H Properties and Enterprises, Inc. ---------------------------------------------------------------- 100%
Vancouver Funeral Chapel, Inc. ------------------------------------------------------------- 100%
Evergreen Funeral Home and Cemetery, Inc. -------------------------------------------------------- 100%
Green Service Corporation ------------------------------------------------------------------------------ 100%

WEST VIRGINIA
SCI Funeral Services, LLC (Iowa LLC) West Virginia subsidiaries
SCI West Virginia Funeral Services, Inc. ------------------------------------------------------------- 100%
Rosedale Cemetery Company --------------------------------------------------------------- 100%
Rosedale Funeral Chapel, Inc. --------------------------------------------------------------- 100%
Alderwoods Group, LLC (DE LLC) West Virginia subsidiary
Alderwoods (West Virginia), Inc. ---------------------------------------------------------------------- 100%

WISCONSIN
SCI Funeral Services, LLC (Iowa LLC) Wisconsin subsidiary
SCI Wisconsin Funeral Services, Inc. ----------------------------------------------------------------- 100%
Alderwoods Group, LLC (DE LLC) Wisconsin subsidiaries
Alderwoods (Wisconsin), Inc. --------------------------------------------------------------------------- 99%
Osiris Holding Corporation (DE Corp)Wisconsin subsidiary
Alderwoods (Wisconsin), Inc. ------------------------------------------------------------------ 1%
Northern Land Company, Inc. -------------------------------------------------------------------------- 100%

International

BARBADOS
Alderwoods Group, LLC (DE LLC)
Service Corporation International (Canada)ULC (BC ULC)--
Barbados subsidiaries
Loewen Financial Corporation -------------------------------------------------------------- 100%

BELGIUM
SCI International, LLC (DE Corp) Belgium subsidiaries
Diana Belgium N.V. --------------------------------------------------------------------------------------- 100%

BRAZIL
SCI International, Limited (DE Corp)
SCI Latin America Ltd. (Cayman Co) Brazil subsidiary
Service Corporation International Brazil Limitada---(dormant) ------------------------ 100%

CANADA
SCI Alliance Acquisition Corporation--(Ontario Corp) ----------------------------------------------------------------------------- 100%
SCI International, LLC--(DE LLC) ---------------------------------------------------------------------------------------------------- 100%
3056269 Nova Scotia Company--(Nova Scotia Corp) -------------------------------------------------------------------- 100%
Service Corporation International Canada Funding Limited Partnership-
(Nova Scotia Partnership) ------------------------------------------------------------------------------------------- 50%
SCI Cerberus, LLC--(DE LLC) ---------------------------------------------------------------------------------------------- 100%
3056271 Nova Scotia Company—(Nova Scotia Corp) -------------------------------------------------------- 100%
Service Corporation International Canada Funding Limited Partnership—
(Nova Scotia Partnership) -------------------------------------------------------------------------------- 50%
Service Corporation International(Canada)ULC--(BC ULC) --------------------------- 100%                 SSPI (Canada), Inc. (Canada Federal) ------------------------------------------- 100%
SCI Funeral & Cemetery Purchasing Cooperative, Inc.--(DE
Corp) ----------------------------------------------------------------------------------- 25%
Advance Funeral Planning Ltd.--(SK Corp) ------------------------------------ 100%
Community Crematorium Services Limited-(SK Corp) ------------------------ 50%
First Memorial Funeral Services(1993)Limited -------------------------------- 100%

CAYMAN ISLANDS
SCI International, LLC (DE LLC) Cayman Islands subsidiaries
SCI Latin America Ltd ------------------------------------------------------------------------------------ 100%
SCI Cayman II Ltd. ---------------------------------------------------------------------------- 100%

GERMANY
SCI International, LLC (DE LLC) Germany subsidiaries
SCI D GmbH ----------------------------------------------------------------------------------------------- 100%
Norddeutsche Bestattungsgesellschaft mbH ------------------------------------------------ 100%
Bestattungsinstitut Barbel Brand GmbH ---------------------------------------------------- 100%
Breidenstein Bestattungen GmbH ------------------------------------------------------------ 100%
Thomas Amm GmbH -------------------------------------------------------------------------- 100%

LUXEMBOURG
SCI International, LLC (DE LLC) Luxembourg subsidiary
SCI Luxembourg SARL ---------------------------------------------------------------------------------- 100%

MALAYSIA
SCI International, LLC (DE LLC) Malaysia subsidiaries
Enlightened Transition Sdn Bhd---(dormant) ---------------------------------------------------------- 100%

NETHERLANDS
SCI International, LLC (DE LLC), Netherlands subsidiary
Service Corporation International Netherlands Cooperatief U.A. ------------------------------------ 99%
Service Corporation International (BVI) Ltd. (VI Corp) Netherlands subsidiary
Service Corporation International Netherlands Cooperatief U.A. ------------------------------------- 1%
Roverber Holding & Finance BV ------------------------------------------------------------ 100%

VIRGIN ISLANDS
Service Corporation International (BVI) Ltd. ------------------------------------------------------------------- 100%